SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT



         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                             AIM ADVISOR FUNDS
                                             AIM EQUITY FUNDS
                                             AIM FUNDS GROUP
                                             AIM INTERNATIONAL FUNDS, INC.
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SUMMIT FUND
                                             AIM TAX-EXEMPT FUNDS
                                             AIM VARIABLE INSURANCE FUNDS

                                       1
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                                             SHORT-TERM INVESTMENTS CO.
                                             SHORT-TERM INVESTMENTS TRUST
                                             TAX-FREE INVESTMENTS CO.

                                             By:  /s/ Robert H. Graham
                                                  ---------------------------

                                             Title:  President
                                                   --------------------------



                                             A I M ADVISORS, INC.

                                             By:  /s/ Robert H. Graham
                                                  ---------------------------

                                             Title:  President
                                                     ------------------------


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
                                                As revised December 27-28, 2001

                                  EXHIBIT "A"

                               AIM ADVISOR FUNDS

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM International Value Fund             September 11, 2000
AIM Real Estate Fund                     September 11, 2000

                                AIM EQUITY FUNDS

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM Aggressive Growth Fund                  June 21, 2000
AIM Blue Chip Fund                          June 21, 2000
AIM Capital Development Fund                June 21, 2000
AIM Charter Fund                            June 21, 2000
AIM Constellation Fund                      June 21, 2000
AIM Core Strategies Fund                  December 28, 2001
AIM Dent Demographic Trends Fund            June 21, 2000
AIM Emerging Growth Fund                    June 21, 2000
AIM Large Cap Basic Value Fund              June 21, 2000
AIM Large Cap Core Fund                   December 28, 2001
AIM Large Cap Growth Fund                   June 21, 2000
AIM Mid Cap Growth  Fund                    June 21, 2000
AIM Weingarten Fund                         June 21, 2000


                                AIM FUNDS GROUP

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM Balanced Fund                           June 1, 2000
AIM Basic Balanced Fund                  September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Utilities Fund                   June 1, 2000
AIM International Emerging Growth Fund     August 30, 2000
AIM Mid Cap Basic Value Fund              December 27, 2001
AIM New Technology Fund                    August 30, 2000
AIM Select Equity Fund                      June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000
AIM Value Fund                              June 1, 2000
AIM Value II Fund                          August 30, 2000
AIM Worldwide Spectrum Fund               December 27, 2000


                         AIM INTERNATIONAL FUNDS, INC.

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM Asian Growth Fund                       June 21, 2000
AIM European Development Fund               June 21, 2000
AIM Global Aggressive Growth Fund           June 21, 2000

--------
* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM Global Growth Fund                      June 21, 2000
AIM Global Income Fund                      June 21, 2000
AIM International Equity Fund               June 21, 2000

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM High Yield Fund II                      June 1, 2000
AIM High Yield Fund                         June 1, 2000
AIM Income Fund                             June 1, 2000
AIM Intermediate Government Fund            June 1, 2000
AIM Limited Maturity Treasury Fund          June 1, 2000
AIM Money Market Fund                       June 1, 2000
AIM Municipal Bond Fund                     June 1, 2000
AIM Total Return Bond Fund                December 28, 2001

                                AIM SUMMIT FUND

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM Summit Fund                             July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM High Income Municipal Fund              June 1, 2000
AIM Tax-Exempt Cash Fund                    June 1, 2000
AIM Tax-Free Intermediate Fund              June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM V.I. Aggressive Growth Fund              May 1, 2000
AIM V.I. Balanced Fund                       May 1, 2000
AIM V.I. Basic Value Fund                September 10, 2001
AIM V.I. Blue Chip Fund                      May 1, 2000
AIM V.I. Capital Appreciation Fund           May 1, 2000
AIM V.I. Capital Development Fund            May 1, 2000
AIM V.I. Dent Demographic Trends Fund        May 1, 2000
AIM V.I. Diversified Income Fund             May 1, 2000
AIM V.I. Global Utilities Fund               May 1, 2000
AIM V.I. Government Securities Fund          May 1, 2000
AIM V.I. Growth Fund                         May 1, 2000
AIM V.I. Growth and Income Fund              May 1, 2000
AIM V.I. High Yield Fund                     May 1, 2000
AIM V.I. International Equity Fund           May 1, 2000
AIM V.I. Mid Cap Equity Fund             September 10, 2001

--------
* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
AIM V.I. Money Market Fund                   May 1, 2000
AIM V.I. New Technology Fund                 May 1, 2000
AIM V.I. Value Fund                          May 1, 2000

                           SHORT-TERM INVESTMENTS CO.

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
Liquid Assets Portfolio                     June 1, 2000
Prime Portfolio                             June 1, 2000

                          SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Treasury Portfolio                          June 1, 2000

                            TAX-FREE INVESTMENTS CO.

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
----                                       --------------      ----------------
Cash Reserve Portfolio                      June 1, 2000

--------
* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.